EXHIBIT 10.3


                     CHANGE-IN-CONTROL SEVERANCE AGREEMENTS

                          EXECUTIVE SEVERANCE AGREEMENT


     THIS AGREEMENT is entered into and effective this 26th day of June, 1997, ("Effective Date") by and between Coastal Bancorp, Inc. (the "Company") and Coastal Banc ssb (the "Bank") and Catherine N. Wylie (the "Employee").

     WHEREAS, the Employee had heretofore been employed by the Company and the Bank as an executive officer, and the Company and the Bank deems it to be in their best interest to enter into this Agreement as additional incentive to the Employee to continue as an executive employee of the Company and the Bank; and

     WHEREAS, the parties desire by this writing to set forth their understanding as to their respective rights and obligations in the event a "change in control" (as defined herein) occurs with respect to the Bank or the Company;

     NOW,  THEREFORE,  the  undersigned  parties  AGREE  as  follows:

     1.          Defined  Terms
                 --------------

          When used anywhere in the Agreement, the following terms shall have the meaning set forth herein.

          (a) "Change in Control" shall mean any one of the following events: (i) where, during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Bank or the Company (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director following: (A) the acquisition by a person of ownership, holding or power to vote more than 25% of the Bank's or the Company's voting stock, (B) the acquisition by any person of the ability to control the election of a majority of any class or classes of the Bank's or the Company's directors, or (C) the acquisition of a controlling influence over the management or policies of the Bank or the Company defined as set forth in 12 C.F.R. 574.4(b),(c) and (d) by any person or to persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), or
(ii) the sale, exchange, lease, transfer or other disposition (in one or more transactions) to any person of all or a substantial part of the assets, liabilities or business of the Company or the Bank, (iii) any merger or consolidation or share exchange of the Company or the Bank with any other person which subsequent thereto the Company or the Bank is not the surviving entity, or
(iv)  any  change  in  business of the Company or the Bank such that the Company does not own the voting stock of an insured depository institution or the business of the Bank is not as an insured depository institution.
Notwithstanding the foregoing, in the case of (i) or (ii) or (iii) hereof, change of ownership or control of the Bank by the Company itself to or among direct or indirect wholly-owned subsidiaries of the Company shall not constitute a Change in Control. For purposes of this paragraph only, the term "person" refers to an individual or a corporation, limited liability company, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Bank's non-employee directors as to whether or not a Change in Control, as defined herein, has occurred, and the date of such occurrence, shall be conclusive and binding.

     (b) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and as interpreted through applicable rulings and regulations in effect from time to time.

     (c)          "Code   280G Maximum" shall mean product of 2.99 and the "base
amount"  as  defined  in  Code      280G(b)(3).

     (d) "Good Reason" shall mean any of the following events, which has not been consented to in advance by the Employee in writing: (i) the requirement that the Employee move his personal residence, or perform his principal executive functions, more than thirty (30) miles from his primary office as of the date of the Change in Control; (ii) a material (defined to be 10% or more) reduction in the Employee's base compensation as in effect on the date of the Change in Control or as the same may be increased from time to time; (iii) a successor to the Company or the Bank fails or refuses to assume the Company's and the Bank's obligations under this Agreement; (iv) the Company, the Bank or successor thereto breaches any provision of this Agreement; or (v) the Employee is terminated for other than just cause after the Change in Control.

     (e) "Just Cause" shall mean, in the good faith determination of the Company's and the Bank's Boards of Directors, the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement. The Employee shall have the right to make a presentation to the Board of Directors with counsel prior to the rendering of such determination by the Board. The Employee shall have no right to receive compensation or other benefits for any period after termination for Just Cause. No act, or failure to act, on the Employee's part shall be considered "willful" unless he has acted, or failed to act, with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Bank and the Company.

     (f) "Protected Period" shall mean the period that begins on the date six months before a Change in Control and ends on the later of the third annual anniversary of the Change in Control or the expiration date of this Agreement.

     2.          Trigger  Events
                 ---------------

     The Employee shall be entitled to collect the severance benefits set forth in Section 3 of this Agreement in the event that (a) a Change of Control has occurred and the Employee voluntarily terminates his employment within the 30-day period beginning on the first anniversary of the date of the occurrence of a Change in Control, (b) the Employee voluntarily terminates employment within 90 days of an event that both occurs during the Protected Period and constitutes Good Reason, or (c) the Bank, the Company, or their successor(s) in interest terminate the Employee's employment for any reason other than Just Cause during the Protected Period.

     3.          Amount  of  Severance  Benefit
                 ------------------------------

     (a) If the Employee becomes entitled to collect severance benefits pursuant to Section 2(a) hereof, the Company and/or the Bank shall pay Employee one (1) times the annual salary and bonus or incentive compensation (not including stock compensation plans) paid to Employee by the Company and/or the Bank during the immediately preceding year of the term of employment, such sum to be paid within five (5) days of the date that Employee's employment actually ceases.
     (b) If the Employee becomes entitled to collect severance benefits pursuant to Section 2(b) or 2(c) hereof, the Company and/or the Bank shall pay Employee 2.99 times the annual salary and bonus or incentive compensation (not including stock compensation plans) paid to Employee by the Company and/or the Bank during the immediately preceding year of the term of employment, such sum to be paid within five (5) days of the date that Employee's employment actually ceases.

     (c) The provisions of this Agreement shall not reduce any amounts otherwise payable to the Employee or in any way diminish the employee's rights, whether existing now or hereafter under any benefit plan of the Company or the Bank. The Employee shall not be obligated to mitigate any payments entitled to be received hereunder.

     (d) The foregoing payments and benefits shall be paid to the Employee's beneficiaries by testate or intestate succession in the event of Employee's death during the period during which such payments and benefits are being provided.

     (e) In the event that the Employee and the Company or the Bank, as the case may be (hereinafter, in this Section 3(e), the "Company") agree that the Employee has collected an amount exceeding the Code 280G Maximum, the parties agree as follows:

          (i) In the calendar year that the Employee is entitled to receive a payment or benefits under the provisions of this Agreement, the independent accountants of the Company shall determine if an excess parachute payment (as defined in Section 4999 of the Code, as amended, and any successor provision thereto) exists.

               Such determination shall be made after taking any reductions permitted pursuant to Section 280G of the Code and the regulations thereunder. Any amount determined to be an excess parachute payment after taking into account such reductions shall be hereafter referred to as the "Initial Excess Parachute Payment". As soon as practicable after a Change in Control of the Company or the Bank, the Initial Excess Parachute Payment shall be determined. Immediately following a Change in Control of the Company or the Bank, the Company or the Bank shall pay the Employee, subject to applicable withholding requirements under applicable state or federal law an amount equal to:

(a) twenty (20) percent of the Initial Excess Parachute Payment (or such other amount equal to the tax imposed under Section 4999 of the Code), and

(b) such additional amount (tax allowance) as may be necessary to compensate the Employee for the payment by the Employee of state and federal income and excise taxes on the payment provided under Clause (a) and on any payments under this Clause (b). In computing such tax allowance, the payment to be made under Clause (a) shall be multiplied by the "gross up percentage" ("GUP"). The GUP shall be determined as follows:


                                   GUP  =          Tax  Rate
                                                   ---------
                                        1  -  Tax  Rate

The Tax Rate for purposes of computing the GUP shall be the highest marginal federal and state income and employment-related tax rate, including any applicable excise tax rate, applicable to the Employee in the year in which the payment under Clause (a) is made.

     (ii) Notwithstanding the foregoing, if it shall subsequently be determined in a final judicial determination or a final administrative settlement to which the Employee is a party that the excess parachute payment is defined in Section 4999 of the Code, reduced as described above, is different from the Initial Excess Parachute Payment (such different amount being hereafter referred to as the "Determinative Excess Parachute Payment") then the Company's independent accountants shall determine the amount (the "Adjustment Amount") the Employee must pay to the Company or the Bank or the Company or the Bank must pay to the Employee in order to put the Employee (or the Company or the Bank, as the case may be) in the same position the Employee (or the Company or the Bank, as the case may be) would have been if the Initial Excess Parachute Payment had been equal to the Determinative Excess Parachute Payment. In determining the Adjustment Amount, the independent accountants shall take into account any and all taxes (including any penalties and interest) paid by or for the Employee or refunded to the Employee or for the Employee's benefit. As soon as practicable after the Adjustment Amount has been so determined, the Company or the Bank shall pay the Adjustment Amount to the Employee or the Employee shall repay the Adjustment Amount to the Company or the Bank, as the case may be.

     (iii) In any calendar year that the Employee receives payments of benefits under this Agreement, the Employee shall report on his state and federal income tax returns such information as is consistent with the determination made by the independent accountants of the Company as described above. The Company and the Bank shall indemnify and hold the Employee harmless from any and all losses, costs and expenses (including without limitation, reasonable attorney's fees, interest, fines and penalties) which the Employee incurs as a result of so reporting such information. Employee shall promptly notify the Company and the Bank in writing whenever the Employee receives notice of the institution of a judicial or administrative proceeding, formal or informal, in which the federal tax treatment under Section 4999 of the Code of any amount paid or payable under this the Employment Agreement is being reviewed or is in dispute. The Company or the Bank shall assume control at its expense over all legal and accounting matters pertaining to such federal tax treatment (except to the extent necessary or appropriate for the Employee to resolve any such proceeding with respect to any matter unrelated to amounts paid or payable pursuant to this contract) and the Employee shall cooperate fully with the Company or the Bank in any such proceeding. The Employee shall not enter into any compromise or settlement or otherwise prejudice any rights the Company or the Bank may have in connection therewith without prior consent of the Company or the Bank.

     4.          Term  of  the  Agreement
                 ------------------------

     This Agreement shall remain in effect for the period commencing on the Effective Date and ending on the earlier of (i) the date 36 months after the Effective Date, and (ii) the date on which the Employee terminates employment with the Company or the Bank; provided that the Employee's rights hereunder shall continue following the termination of his employment with the Company or the Bank under any of the circumstances described in Section 2 hereof.

     5.          Termination  or  Suspension  Under  Federal  Law
                 ------------------------------------------------

     Any payments made to the Employee pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. 1828(k) and any regulations promulgated thereunder.

     6.          Expense  Reimbursement
                 ----------------------

     In the event that any dispute arises between the Employee and the Company or the Bank as to the terms or interpretations of this Agreement, whether instituted by formal legal proceedings or otherwise, including any action that the Employee takes to enforce the terms of this Agreement or to defend against any action taken by the Company or the Bank, the Employee shall be reimbursed for all costs and expenses, including reasonable attorneys' fees, arising from such dispute, proceedings or actions, provided that the Employee shall obtain a final judgment in favor of the Employee in a court or competent jurisdiction or in binding arbitration under the rules of the American Arbitration Association. Such reimbursement, which may be in advance of any final judgment or determination in arbitration, if requested in writing by the Employee, shall be paid within ten (10) days of Employee's furnishing to the Company or the Bank written evidence, which may be in the form, among other things, or a canceled check or receipt, of any costs or expenses incurred by the Employee.

     7.          Successors  and  Assigns
                 ------------------------

     (a) This Agreement shall inure to the benefit of and be binding upon any corporate or other successor or assign of the Company or the Bank which shall acquire, directly or indirectly, by merger, consolidation, purchase or otherwise, all or substantially all of the assets or stock of the Bank or Company. This Agreement shall inure to the benefit of and be enforceable by the Employee's personal and legal representatives, executors, administrators, successors, heirs, devisees and legatees. If the Employee should die while any amounts are still payable to him/her hereunder, all such amounts shall be paid in accordance with the terms of this Agreement to the Employee's devisee, legatee or other designee, or if there be no such designee, to the Employee's Estate.

     (b) Since the Company and the Bank are contracting for the unique and personal skills of the Employee, the Employee shall be precluded from assigning or delegating his rights or duties hereunder without first obtaining the written consent of the Company or the Bank.

     8.          Amendments
                 ----------

     No amendments or additions to this Agreement shall be binding unless made in writing and signed by all of the parties, except as herein otherwise specifically provided. No waiver by either party hereto at any time of any breach by the other party hereto, or of compliance with, any condition or provision of this Agreement to be performed by such other party will be deemed to be a waiver of similar or dissimilar provisions or conditions, at the same or any prior or subsequent time.

     9.          Applicable  Law
                 ---------------

     Except to the extent preempted by Federal law, the laws of the State of Texas shall govern this Agreement in all respects, whether as to its validity, construction, capacity, performance or otherwise.

     10.          Severability
                  ------------

     The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     11.          Entire  Agreement
                  -----------------

     This Agreement, together with any understanding or modifications thereof as agreed to in writing by the parties, shall constitute the entire agreement between the parties hereto.

     12.          Notices
                  -------

     For purposes of this Agreement, notices and other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by U.S. registered or certified mail, return receipt requested, postage prepaid, as follows: If to the Company or the Bank:
Chairman  of  the Board and Chief Executive Officer, Coastal Bancorp, Inc., 5718
Westheimer,  Suite  600,  Houston,  Texas  77057.    If  to  the  Employee:

     Catherine  N.  Wylie
     3225  Bellefontaine
     Houston,  Texas  77025



                            Signature Page to Follow

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first herein above written.



ATTEST:                                     COASTAL BANCORP, INC.


/s/    Linda  B.  Frazier              By:   /s/  Manuel J. Mehos
-------------------------                   ----------------------------
Secretary                                   Manuel J. Mehos,
                                            Chairman  of  the  Board
                                            and  Chief  Executive  Officer


                                        By:   /s/    James  C.  Niver
                                            -----------------------------
                                            James  C.  Niver
                                            Chairman,  Compensation  Committee


ATTEST:                                     COASTAL BANC SSB


/s/    Linda  B.  Frazier               By:   /s/  Manuel J. Mehos
-------------------------                   ----------------------------
Secretary                                   Manuel J. Mehos,
                                            Chairman  of  the  Board
                                            and  Chief  Executive  Officer

WITNESS


/s/    Pamela  S.  Watkins              By:   /s/  Catherine N. Wylie
--------------------------                   ---------------------------
       Pamela  S.  Watkins                   Gary R. Garrett
                                             Executive  Vice  President/
                                             Chief  Financial Officer

                          EXECUTIVE SEVERANCE AGREEMENT


     THIS AGREEMENT is entered into and effective this 26th day of June, 1997, ("Effective Date") by and between Coastal Bancorp, Inc. (the "Company") and Coastal Banc ssb (the "Bank") and Gary R. Garrett (the "Employee").

     WHEREAS, the Employee had heretofore been employed by the Company and the Bank as an executive officer, and the Company and the Bank deems it to be in their best interest to enter into this Agreement as additional incentive to the Employee to continue as an executive employee of the Company and the Bank; and

     WHEREAS, the parties desire by this writing to set forth their understanding as to their respective rights and obligations in the event a "change in control" (as defined herein) occurs with respect to the Bank or the Company;

     NOW,  THEREFORE,  the  undersigned  parties  AGREE  as  follows:

     1.          Defined  Terms
                 --------------

          When used anywhere in the Agreement, the following terms shall have the meaning set forth herein.

          (a) "Change in Control" shall mean any one of the following events: (i) where, during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Bank or the Company (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director following: (A) the acquisition by a person of ownership, holding or power to vote more than 25% of the Bank's or the Company's voting stock, (B) the acquisition by any person of the ability to control the election of a majority of any class or classes of the Bank's or the Company's directors, or (C) the acquisition of a controlling influence over the management or policies of the Bank or the Company defined as set forth in 12 C.F.R. 574.4(b),(c) and (d) by any person or to persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), or
(ii) the sale, exchange, lease, transfer or other disposition (in one or more transactions) to any person of all or a substantial part of the assets, liabilities or business of the Company or the Bank, (iii) any merger or consolidation or share exchange of the Company or the Bank with any other person which subsequent thereto the Company or the Bank is not the surviving entity, or
(iv)  any  change  in  business of the Company or the Bank such that the Company does not own the voting stock of an insured depository institution or the business of the Bank is not as an insured depository institution.
Notwithstanding the foregoing, in the case of (i) or (ii) or (iii) hereof, change of ownership or control of the Bank by the Company itself to or among direct or indirect wholly-owned subsidiaries of the Company shall not constitute a Change in Control. For purposes of this paragraph only, the term "person" refers to an individual or a corporation, limited liability company, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Bank's non-employee directors as to whether or not a Change in Control, as defined herein, has occurred, and the date of such occurrence, shall be conclusive and binding.

     (b) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and as interpreted through applicable rulings and regulations in effect from time to time.

     (c)          "Code   280G Maximum" shall mean product of 2.99 and the "base
amount"  as  defined  in  Code      280G(b)(3).

     (d) "Good Reason" shall mean any of the following events, which has not been consented to in advance by the Employee in writing: (i) the requirement that the Employee move his personal residence, or perform his principal executive functions, more than thirty (30) miles from his primary office as of the date of the Change in Control; (ii) a material (defined to be 10% or more) reduction in the Employee's base compensation as in effect on the date of the Change in Control or as the same may be increased from time to time; (iii) a successor to the Company or the Bank fails or refuses to assume the Company's and the Bank's obligations under this Agreement; (iv) the Company, the Bank or successor thereto breaches any provision of this Agreement; or (v) the Employee is terminated for other than just cause after the Change in Control.

     (e) "Just Cause" shall mean, in the good faith determination of the Company's and the Bank's Boards of Directors, the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement. The Employee shall have the right to make a presentation to the Board of Directors with counsel prior to the rendering of such determination by the Board. The Employee shall have no right to receive compensation or other benefits for any period after termination for Just Cause. No act, or failure to act, on the Employee's part shall be considered "willful" unless he has acted, or failed to act, with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Bank and the Company.

     (f) "Protected Period" shall mean the period that begins on the date six months before a Change in Control and ends on the later of the third annual anniversary of the Change in Control or the expiration date of this Agreement.

     2.          Trigger  Events
                 ---------------

     The Employee shall be entitled to collect the severance benefits set forth in Section 3 of this Agreement in the event that (a) a Change of Control has occurred and the Employee voluntarily terminates his employment within the 30-day period beginning on the first anniversary of the date of the occurrence of a Change in Control, (b) the Employee voluntarily terminates employment within 90 days of an event that both occurs during the Protected Period and constitutes Good Reason, or (c) the Bank, the Company, or their successor(s) in interest terminate the Employee's employment for any reason other than Just Cause during the Protected Period.

     3.          Amount  of  Severance  Benefit
                 ------------------------------

     (a) If the Employee becomes entitled to collect severance benefits pursuant to Section 2(a) hereof, the Company and/or the Bank shall pay Employee one (1) times the annual salary and bonus or incentive compensation (not including stock compensation plans) paid to Employee by the Company and/or the Bank during the immediately preceding year of the term of employment, such sum to be paid within five (5) days of the date that Employee's employment actually ceases.
     (b) If the Employee becomes entitled to collect severance benefits pursuant to Section 2(b) or 2(c) hereof, the Company and/or the Bank shall pay Employee 2.99 times the annual salary and bonus or incentive compensation (not including stock compensation plans) paid to Employee by the Company and/or the Bank during the immediately preceding year of the term of employment, such sum to be paid within five (5) days of the date that Employee's employment actually ceases.

     (c) The provisions of this Agreement shall not reduce any amounts otherwise payable to the Employee or in any way diminish the employee's rights, whether existing now or hereafter under any benefit plan of the Company or the Bank. The Employee shall not be obligated to mitigate any payments entitled to be received hereunder.

     (d) The foregoing payments and benefits shall be paid to the Employee's beneficiaries by testate or intestate succession in the event of Employee's death during the period during which such payments and benefits are being provided.

     (e) In the event that the Employee and the Company or the Bank, as the case may be (hereinafter, in this Section 3(e), the "Company") agree that the Employee has collected an amount exceeding the Code 280G Maximum, the parties agree as follows:

          (i) In the calendar year that the Employee is entitled to receive a payment or benefits under the provisions of this Agreement, the independent accountants of the Company shall determine if an excess parachute payment (as defined in Section 4999 of the Code, as amended, and any successor provision thereto) exists.

               Such determination shall be made after taking any reductions permitted pursuant to Section 280G of the Code and the regulations thereunder. Any amount determined to be an excess parachute payment after taking into account such reductions shall be hereafter referred to as the "Initial Excess Parachute Payment". As soon as practicable after a Change in Control of the Company or the Bank, the Initial Excess Parachute Payment shall be determined. Immediately following a Change in Control of the Company or the Bank, the Company or the Bank shall pay the Employee, subject to applicable withholding requirements under applicable state or federal law an amount equal to:

(a) twenty (20) percent of the Initial Excess Parachute Payment (or such other amount equal to the tax imposed under Section 4999 of the Code), and

(b) such additional amount (tax allowance) as may be necessary to compensate the Employee for the payment by the Employee of state and federal income and excise taxes on the payment provided under Clause (a) and on any payments under this Clause (b). In computing such tax allowance, the payment to be made under Clause (a) shall be multiplied by the "gross up percentage" ("GUP"). The GUP shall be determined as follows:


                                        GUP  =          Tax  Rate
                                                        ---------
                                        1  -  Tax  Rate

The Tax Rate for purposes of computing the GUP shall be the highest marginal federal and state income and employment-related tax rate, including any applicable excise tax rate, applicable to the Employee in the year in which the payment under Clause (a) is made.

     (ii) Notwithstanding the foregoing, if it shall subsequently be determined in a final judicial determination or a final administrative settlement to which the Employee is a party that the excess parachute payment is defined in Section 4999 of the Code, reduced as described above, is different from the Initial Excess Parachute Payment (such different amount being hereafter referred to as the "Determinative Excess Parachute Payment") then the Company's independent accountants shall determine the amount (the "Adjustment Amount") the Employee must pay to the Company or the Bank or the Company or the Bank must pay to the Employee in order to put the Employee (or the Company or the Bank, as the case may be) in the same position the Employee (or the Company or the Bank, as the case may be) would have been if the Initial Excess Parachute Payment had been equal to the Determinative Excess Parachute Payment. In determining the Adjustment Amount, the independent accountants shall take into account any and all taxes (including any penalties and interest) paid by or for the Employee or refunded to the Employee or for the Employee's benefit. As soon as practicable after the Adjustment Amount has been so determined, the Company or the Bank shall pay the Adjustment Amount to the Employee or the Employee shall repay the Adjustment Amount to the Company or the Bank, as the case may be.

     (iii) In any calendar year that the Employee receives payments of benefits under this Agreement, the Employee shall report on his state and federal income tax returns such information as is consistent with the determination made by the independent accountants of the Company as described above. The Company and the Bank shall indemnify and hold the Employee harmless from any and all losses, costs and expenses (including without limitation, reasonable attorney's fees, interest, fines and penalties) which the Employee incurs as a result of so reporting such information. Employee shall promptly notify the Company and the Bank in writing whenever the Employee receives notice of the institution of a judicial or administrative proceeding, formal or informal, in which the federal tax treatment under Section 4999 of the Code of any amount paid or payable under this the Employment Agreement is being reviewed or is in dispute. The Company or the Bank shall assume control at its expense over all legal and accounting matters pertaining to such federal tax treatment (except to the extent necessary or appropriate for the Employee to resolve any such proceeding with respect to any matter unrelated to amounts paid or payable pursuant to this contract) and the Employee shall cooperate fully with the Company or the Bank in any such proceeding. The Employee shall not enter into any compromise or settlement or otherwise prejudice any rights the Company or the Bank may have in connection therewith without prior consent of the Company.

     4.          Term  of  the  Agreement
                 ------------------------

     This Agreement shall remain in effect for the period commencing on the Effective Date and ending on the earlier of (i) the date 36 months after the Effective Date, and (ii) the date on which the Employee terminates employment with the Company or the Bank; provided that the Employee's rights hereunder shall continue following the termination of his employment with the Company or the Bank under any of the circumstances described in Section 2 hereof.

     5.          Termination  or  Suspension  Under  Federal  Law
                 ------------------------------------------------

     Any payments made to the Employee pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. 1828(k) and any regulations promulgated thereunder.

     6.          Expense  Reimbursement
                 ----------------------

     In the event that any dispute arises between the Employee and the Company or the Bank as to the terms or interpretations of this Agreement, whether instituted by formal legal proceedings or otherwise, including any action that the Employee takes to enforce the terms of this Agreement or to defend against any action taken by the Company or the Bank, the Employee shall be reimbursed for all costs and expenses, including reasonable attorneys' fees, arising from such dispute, proceedings or actions, provided that the Employee shall obtain a final judgment in favor of the Employee in a court or competent jurisdiction or in binding arbitration under the rules of the American Arbitration Association. Such reimbursement, which may be in advance of any final judgment or determination in arbitration, if requested in writing by the Employee, shall be paid within ten (10) days of Employee's furnishing to the Company or the Bank written evidence, which may be in the form, among other things, or a canceled check or receipt, of any costs or expenses incurred by the Employee.

     7.          Successors  and  Assigns
                 ------------------------

     (a) This Agreement shall inure to the benefit of and be binding upon any corporate or other successor or assign of the Company or the Bank which shall acquire, directly or indirectly, by merger, consolidation, purchase or otherwise, all or substantially all of the assets or stock of the Bank or Company. This Agreement shall inure to the benefit of and be enforceable by the Employee's personal and legal representatives, executors, administrators, successors, heirs, devisees and legatees. If the Employee should die while any amounts are still payable to him/her hereunder, all such amounts shall be paid in accordance with the terms of this Agreement to the Employee's devisee, legatee or other designee, or if there be no such designee, to the Employee's Estate.

     (b) Since the Company and the Bank are contracting for the unique and personal skills of the Employee, the Employee shall be precluded from assigning or delegating his rights or duties hereunder without first obtaining the written consent of the Company or the Bank.

     8.          Amendments
                 ----------

     No amendments or additions to this Agreement shall be binding unless made in writing and signed by all of the parties, except as herein otherwise specifically provided. No waiver by either party hereto at any time of any breach by the other party hereto, or of compliance with, any condition or provision of this Agreement to be performed by such other party will be deemed to be a waiver of similar or dissimilar provisions or conditions, at the same or any prior or subsequent time.

     9.          Applicable  Law
                 ---------------

     Except to the extent preempted by Federal law, the laws of the State of Texas shall govern this Agreement in all respects, whether as to its validity, construction, capacity, performance or otherwise.

     10.          Severability
                  ------------

     The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     11.          Entire  Agreement
                  -----------------

     This Agreement, together with any understanding or modifications thereof as agreed to in writing by the parties, shall constitute the entire agreement between the parties hereto.

     12.          Notices
                  -------

     For purposes of this Agreement, notices and other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by U.S. registered or certified mail, return receipt requested, postage prepaid, as follows: If to the Company or the Bank:
Chairman  of  the Board and Chief Executive Officer, Coastal Bancorp, Inc., 5718
Westheimer,  Suite  600,  Houston,  Texas  77057.    If  to  the  Employee:

     Gary  R.  Garrett
     1231  Creekford
     Sugar Land,  Texas  77478




                            Signature Page to Follow

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first herein above written.



ATTEST:                                     COASTAL BANCORP, INC.


/s/    Linda  B.  Frazier              By:   /s/  Manuel J. Mehos
-------------------------                   ----------------------------
Secretary                                   Manuel J. Mehos,
                                            Chairman  of  the  Board
                                            and  Chief  Executive  Officer


                                        By:   /s/    James  C.  Niver
                                            -----------------------------
                                            James  C.  Niver
                                            Chairman,  Compensation  Committee


ATTEST:                                     COASTAL BANC SSB


/s/    Linda  B.  Frazier               By:   /s/  Manuel J. Mehos
-------------------------                   ----------------------------
Secretary                                   Manuel J. Mehos,
                                            Chairman  of  the  Board
                                            and  Chief  Executive  Officer

WITNESS


/s/    Pamela  S.  Watkins              By:   /s/  Gary R. Garrett
--------------------------                   ---------------------------
       Pamela  S.  Watkins                   Gary R. Garrett
                                             Executive  Vice  President/
                                             Chief  Lending  Officer



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